Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 29, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,037,628)
Unrealized Gain (Loss) on Market Value of Futures	3,482,635
Interest Income	106,021
ETF Transaction Fees	700
Total Income (Loss)	$551,728

Expenses
Management Fees	$314,382
Professional Fees	45,173
Brokerage Commissions	41,390
Non-interested Directors' Fees and Expenses	2,632
Prepaid Insurance Expense	5,737
Total Expenses	$409,314
Net Income (Loss)	$142,414

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/16	$499,727,684
Withdrawals (300,000 Shares)	(11,873,141)
Net Income (Loss)	142,414

Net Asset Value End of Month	$487,996,957
Net Asset Value Per Share (12,350,000 Shares)	$39.51

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 29, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,350)
Unrealized Gain (Loss) on Market Value of Futures	63,863
Interest Income	396
Total Income (Loss)	$59,909

Expenses
Management Fees	$1,065
Professional Fees	5,188
Brokerage Commissions	372
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	21
Total Expenses	6,657
Expense Waiver	(5,345)
Net Expenses	$1,312
Net Income (Loss)	$58,597

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/16	$2,064,216
Net Income (Loss)	58,597

Net Asset Value End of Month	$2,122,813
Net Asset Value Per Share (150,000 Shares)	$14.15

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended February 29, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,650)
Unrealized Gain (Loss) on Market Value of Futures	(16,272)
Unrealized Gain (Loss) on Foreign Currency Translations	466
Interest Income	402
Total Income (Loss)	$(20,054)

Expenses
Management Fees	$983
Professional Fees	4,778
Brokerage Commissions	52
Non-interested Directors' Fees and Expenses	10
Prepaid Insurance Expense	17
Total Expenses	5,840
Expense Waiver	(4,538)
Net Expenses	$1,302
Net Income (Loss)	$(21,356)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/16	$1,927,270
Net Income (Loss)	(21,356)

Net Asset Value End of Month	$1,905,914
Net Asset Value Per Share (100,000 Shares)	$19.06

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 29, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,046,628)
Unrealized Gain (Loss) on Market Value of Futures	3,530,226
Unrealized Gain (Loss) on Foreign Currency Translations	466
Interest Income	106,819
ETF Transaction Fees	700
Total Income (Loss)	$591,583

Expenses
Management Fees	$316,430
Professional Fees	55,139
Brokerage Commissions	41,814
Non-interested Directors' Fees and Expenses	2,653
Prepaid Insurance Expense	5,775
Total Expenses	421,811
Expense Waiver	(9,883)
Net Expenses	$411,928
Net Income (Loss)	$179,655

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/16	$503,719,170
Withdrawals (300,000 Shares)	(11,873,141)
Net Income (Loss)	179,655

Net Asset Value End of Month	$492,025,684

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612